Exhibit 99.02

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.
SUBSCRIPTION AGREEMENT
[Under Regulation D of the Securities Act of 1933]

DIGITALPOST INTERACTIVE, INC.

DIGITALPOST INTERACTIVE, INC., a Nevada corporation (hereinafter the "Company") and the undersigned (hereinafter the “Subscriber”) agree as follows:

WHEREAS:

A. The Company desires to issue an aggregate of 8,333,333 shares of common stock, par value $.001 (“Shares”) at an offering price of $.03 per Share for total proceeds of $250,000 (“Offering”); and

B. The Company and Subscriber will effect a single or multiple closings (each a “Closing”) until all of the Shares are sold which is expected to be prior to September 30, 2008; and

C. The Subscriber desires to acquire the Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

1.1         Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set-forth upon the signature page hereof at a price equal to $.03 per Share, and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.  Upon execution, this subscription shall be irrevocable by the Subscriber.

1.2         The purchase price for the Shares subscribed to hereunder is payable by the Subscriber prior to or contemporaneously with the execution and delivery of this Subscription Agreement.

1.3         Any acceptance by the Company of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

1.4         The Subscriber acknowledges and agrees that all share certificates represented in the Shares will be endorsed with the following legend in accordance with the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1         Subscriber hereby severally represents and warrants to the Company the following:

(A)
Subscriber recognizes that the purchase of Shares subscribed to herein involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

(B)	An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(C)
Subscriber has been delivered a private placement offering memorandum (the "Memorandum") furnished by the Company to the Subscriber and has had full opportunity to review the Memorandum with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement;

(D)
Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

(E)	Not used.

(F)
Subscriber hereby acknowledges that the offering of the Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Regulation D pursuant to the United States Securities Act.

(G)	Subscriber is acquiring the Shares as principal for the Subscriber's own benefit without a view toward resale of the securities;

(H)	Subscriber is not aware of any advertisement of the Shares.

(I)
the amount of the Subscriber’s investment does not exceed 10% of Subscriber’s net worth and the Subscriber has sufficient net worth to sustain a complete loss of Subscriber’s investment in the Company;

(J)
Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(K)
Subscriber does not have any contract, undertaking, agreement or arrangement with any person  to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

(L)	Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(M)
Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including: (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

REPRESENTATIONS BY THE COMPANY

3.1         The Company represents and warrants to the Subscriber that:

          (a)  Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all corporate power and authority required to (i) carry on its business as currently conducted and as proposed to be conducted by the Company in its Company Reports (as defined in Section 3(d)(iii) hereof) and (ii) enter into this agreement and consummate the transactions contemplated hereby and thereby. Each of the Company and its subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on the Company. As used in this Agreement, "Material Adverse Effect" means a material adverse effect on, or a material adverse change in, or a series of events which, in the aggregate, has a material adverse effect on or change in, the business, financial condition, results of operations, assets or liabilities of the applicable party and its subsidiaries, taken as a whole.

          (b)  Capitalization. As of September 28  2008, the authorized capital stock of the Company consisted of: (i) 480,000,000 shares of Common Stock, of which approximately 59,000,000 shares are issued and outstanding; (ii) 5,000,000 shares of Common Stock previously subscribed and to be issued and (ii)20,000,000 shares of preferred stock authorized, of which none are issued and outstanding. All of such shares of capital stock have been duly authorized for issuance, and all of such shares which are issued and outstanding have been validly issued and are fully paid, non-assessable and free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon the Purchasers thereof.

          (c)  Due Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under, this agreement, has been taken, and this agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except (i) as may be limited by (A) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (B) the effects of rules of law governing the availability of equitable remedies and (ii) as rights to indemnity or contribution may be limited under federal or state securities laws or by principles of public policy thereunder.

          (d)  SEC Reports; Financial Statements. The Company has previously furnished or made available to the Purchaser its reports as filed with the Securities and Exchange Commission (the "SEC") since January 2007, in each case, as amended through the date hereof (collectively, the "Company Reports").

          (e)  Valid Issuance of Stock.

               (i)  Valid Issuance. The Shares have been duly and validly reserved for issuance and, upon issuance, sale and delivery in accordance with the terms of the this agreement, as the case may be, will be duly and validly issued, fully paid, non-assessable and free of preemptive rights binding on the Company.

               (ii) Compliance with Securities Laws. The purchased common stock will be issued to the Purchaser in compliance with applicable exemptions from (A) the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") and (B) the registration and qualification requirements of all applicable securities laws of the states of the United States.

          (f)  Non-Contravention. The execution, delivery and performance by the Company of this agreement and the consummation by the Company of the transactions contemplated hereby and thereby, do not: (i) contravene or conflict with the Company's Certificate of Incorporation, as amended (the "Certificate"), or the Company's By-Laws; (ii) constitute a violation of any provision of any federal, state, local or foreign law or rule, regulation or requirement binding upon or applicable to the Company or any of its subsidiaries; (iii) constitute a violation of any rule, regulation or requirement of the National Association of Securities Dealers, Inc. ("NASD"); or (iv) constitute a default or require any consent under, give rise to any right of termination, cancellation or acceleration of, or to a loss of any benefit to which the Company or any of its subsidiaries is entitled under, or result in the creation or imposition of any lien, claim or encumbrance on any assets of the Company or any such subsidiary under, any contract to which the Company or such subsidiary is a party or any permit, license or similar right relating to the Company or such subsidiary or by which the Company or such subsidiary may be bound or affected, except any such default, consent, right of termination, cancellation or acceleration, loss or lien, claim or encumbrance which, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

          (g)  Litigation. Except as disclosed in the Company Reports, there is no action, suit, proceeding, claim, arbitration or investigation (each, an "Action") pending or, to the Company's best knowledge, threatened: (i) against the Company or any of its subsidiaries, or any officer, director or employee of the Company or any of its subsidiaries in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company or such subsidiary; or (ii) against the Company or any of its subsidiaries, or any officer, director or employee of the Company or any of its subsidiaries that seeks to prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

          (i)  Brokers and Finders. The Company has incurred the following brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement:  None.

TERMS OF SUBSCRIPTION

4.1           Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its general corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

4.2         In the event the Company files a Form SB-2 registration statement with the SEC, Subscriber shall be granted “Piggyback Registration rights.”  The Company will give Subscriber at least fifteen (15) days' prior written notice of its intention so to do. Upon the written request of the Subscriber, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Shares, the Company will cause such Shares as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company.

4.3         The Company agrees after the final Closing and receipt of the full $4,000,000.00 from Subscriber, that the Company will not need further funding for operations, until at least one (1) year from the date of the final Closing.  Notwithstanding the foregoing, if funding is required for an acquisition or merger at any time, the Company will give the Subscriber the First Right of Refusal in writing to fully fund participate or in such financing on the terms being offered.

4.4           Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

4.5           Subscriber acknowledges that the Shares are being offered on a "best efforts" basis and are not subject to any minimum subscription requirements.

4.6           Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation D of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

4.7	The Company agrees to the following antidultion provisions:

(a)  Reorganization, Reclassification or Recapitalization of the Company. In case of (i) a capital reorganization, reclassification or recapitalization of the Common Stock (other than in the cases referred to in Section 4.7(c) hereof), (ii) the Company's consolidation or merger with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's Common Stock outstanding immediately prior to the merger are converted, by virtue of the merger, into other property, whether in the form of securities, cash or otherwise, or (iii) the sale or transfer of all or substantially all of the Company's assets, then, as part of such reorganization, reclassification, recapitalization, merger, consolidation, sale or transfer, lawful provision shall be made so that there shall thereafter be upon issuance of purchased Shares any portion thereof at the time of such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer would have been entitled to receive in such reorganization, reclassification, recapitalization, consolidation, merger, sale or transfer. This Section 4.7(a) shall apply to successive reorganizations, reclassifications, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time after issuance of purchased common shares. If the per share consideration payable to the purchaser for Shares in connection with any transaction described in this Section 2(a) is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors.

          (b)  Splits and Combinations. If the Company at any time or from time to time after the date of the Agreement subdivides any of its outstanding shares of Common Stock into a greater number of shares, the number of purchased Shares in effect immediately prior to such subdivision shall be proportionately increased, and, conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares, the number of purchased Shares in effect immediately prior to such combination shall be proportionately decreased.

          (c)  Reclassifications. If the Company reclassifies or otherwise changes any of the Shares into the same or a different number of securities of any other class or classes, the Shares shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such change with respect to the Shares immediately prior to such reclassification or other change therefore shall be appropriately adjusted.

          (d)  Not used.

          (e)  Adjustment Certificates. Upon any adjustment of the number of purchased Shares, a certificate, signed by (i) the Company's Chief Financial Officer or (ii) any independent firm of certified public accountants of recognized national standing the Company selects at its own expense, setting forth in reasonable detail the events requiring the adjustment and the method by which such adjustment was calculated, shall be mailed to the purchaser of the Shares at the address set forth below and shall specify the adjusted number of Shares issuable after giving effect to the adjustment.

          (f)  No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Purchaser against impairment.

          (g)  Future Securities Sales.  Any time after the Effective Date, if the Company sells Common Stock at a price per share below the offering price of $.03 per share, the number of purchased Shares will adjust accordingly upward to reflect the new lower sale price and to reflect the same percentage of ownership the purchaser of the Shares had just prior to the future sale.

          (h)  Application. Except as otherwise provided herein, all subsections of this section are intended to operate independently of one another. If an event occurs that requires the application of more than one subsection, all applicable subsections shall be given independent effect.

4.8	The Subscriber agrees to not engage in any short selling or short related hedge transactions with the common stock issued under this agreement.

MISCELLANEOUS

5.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its office at 3240 El Camino Real, Suite 230, Irvine, CA 92602 and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.
5.3           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

ACCREDITED INVESTOR STATUS

6.1           The Subscriber represents and warrants to the Company that:

The Subscriber is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act.

Initials_____ The Subscriber acknowledges having reviewed and considered the definition of “Accredited Investor” attached to this Subscription Agreement on page 6.
Initials______  Subscriber also acknowledges that it is not the intent of the Company to sell any Shares to any non-accredited investors and that if Subscriber is not an accredited investor, Subscriber should not be purchasing any Shares.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ___day of ________ 2008
Number of Shares Subscribed For:
Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:
Subscriber’s Social Security/EIN/Tax ID No.

ACCEPTED BY: DIGITALPOST INTERACTIVE INC.

Signature of Authorized Signatory:                                                                   ______________________________________________________

Name of Authorized Signatory:                                                                         ______________________________________________________

Position of Authorized Signatory:                                                                    ______________________________________________________

Date of Acceptance:                                                                                          ______________________________________________________

Accredited Investor Questionnaire

The Subscriber will be an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act") if the Subscriber is any of the following:

(1) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

(2) Any natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(3) Any director, executive officer of the Company;

(4) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 503(b)(2)(ii);

(5) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(6)         Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or similar business trust, or partnership. not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(7)         Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(8)         Any insurance company as defined in Section 2(13) of the Act;

(9)         Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(10)                Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(11)                Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(12)                      Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors; and

(13)                      Any entity in which all of the equity owners are accredited investors.